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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 1999
                               (January 19, 1999)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                                       04-3164298
   (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                        Identification No.)

             17304 Preston Road, Suite 700, Dallas, TX 75252-5613 (Address of principal executive offices) (Zip Code)

            Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

     On January 19, 1999, American Pad & Paper Company (the "Company") issued a press release announcing that its plant in Dallas, Texas will be closed and consolidated as part of a previously announced restructuring plan. This press release is incorporated herein as Exhibit 99.020.

On January 26, 1999, American Pad & Paper Company (the "Company") issued a press release announcing that it will begin trading on the NASD OTC Bulletin Board system under the symbol AMPP effective January 26, 1999.

On February 1, 1999, American Pad & Paper Company (the "Company") issued a press release announcing that the Williamhouse division of the Company will increase the price of White Wove Commodity Envelopes to its customers by approximately 7% effective February 15, 1999.

Exhibit

99.20    Press release by the Company dated January 19,1999.
99.21    Press release by the Company dated January 26, 1999.
99.22    Press release by the Company dated February 1, 1999.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                American Pad & Paper Company



February 4, 1999                                   /s/ David N. Pilotte
Date                                                 David N. Pilotte
                                         Vice President and Corporate Controller
                                                Principal Accounting Officer

















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NEWS RELEASE


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                                                                  Exhibit 99.020

For Immediate Release                                     CONTACT: Mark Lipscomb
                                                                  (972) 733-5415

                  AMERICAN PAD & PAPER ANNOUNCES PLANT CLOSING

         DALLAS, Texas, January 19, 1999, -- American Pad & Paper Company (NYSE:AGP) (AP&P) announced today that its plant in Dallas, Texas will be closed and consolidated as part of a previously announced restructuring plan, which is designed to improve customer service, better balance manufacturing capacity to market demands and reduce overall manufacturing costs.

         The  Dallas  plant  is  a  Williamhouse   division  site  and  will  be
transferring its production capability into an existing plant in Corsicana, Texas. The Dallas plant employs approximately 150 people and will continue operations at reduced levels through the end of May 1999. Eligible employees affected will be provided a severance package, and the Company will be working with the Texas Workforce Commission to provide a career transition program.

         Commenting on the plant closure, James W. Swent III, Chief Executive Officer of American Pad & Paper, said, "Combining the Dallas plant into the Corsicana plant, which is less than 50 miles away from Dallas, will better balance our manufacturing capacity and enhance service to our customers in the Southwest. This action will move us closer to our goal of being the lowest cost manufacturer in our industry." In addition Mr. Swent said, "Making this type of decision is extremely difficult, but the future of our Company depends on a strategy that provides greater efficiency and a return to profitable growth."

          American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card which market principally under the following Brand
Names: AMPAD(R), Century(TM), Embassy(R), Evidence(R), Globe-Weis(R), Gold Fibre(TM), Huxley(TM), Karolton(R), Kent(R), Peel & Seel(R), SCM(TM),
Williamhouse(TM)  and  World  Fibre(TM).  Company  revenues  in 1997  were  $687 million.

         This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.





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NEWS RELEASE


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                                                                  Exhibit 99.021

For Immediate Release                                     CONTACT: Mark Lipscomb
                                                                (972) 733-5415



            American Pad & Paper begins trading on otc bulletin board

DALLAS, Texas, January 26, 1999 -- American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced that today it will begin trading on the NASD OTC Bulletin Board system under the symbol AMPP effective January 26, 1999. The stock previously traded on the NYSE.

 As stated in a press release on Monday January 25, 1999, American Pad & Paper will utilize the OTC Bulletin Board to provide stockholders a forum to trade the common stock. The Company will continue the ongoing discussions with various security exchanges as it seeks to provide stockholders with the most efficient marketplace possible.

American Pad & Paper currently plans to release fourth quarter and full year 1998 financial results during the third week of February.

American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card which market principally under the following Brand
Names: AMPAD(R), Century(TM), Embassy(R), Evidence(R), Globe-Weis(R), Gold Fibre(TM), Huxley(TM), Karolton(R), Kent(R), Peel & Seel(R), SCM(TM),
Williamhouse(TM)  and  World  Fibre(TM).  Company  revenues  in 1997  were  $687 million.

This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.


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NEWS RELEASE


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For Immediate Release                                     CONTACT: Mark Lipscomb
                                                                (972) 733-5415

                                                                  Exhibit 99.022

Williamhouse a division of American Pad & Paper Announces a price increase for envelopes

DALLAS, Texas, February 1, 1999 - The Williamhouse division of American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced today that due to price increases by its key suppliers on white uncoated free sheet paper, Williamhouse will increase the price of White Wove Commodity Envelopes to its customers by approximately 7% effective February 15, 1999.

John Grymes, President of the Williamhouse Division of American Pad & Paper commented "It has been almost 18 months since the Paper Mills have raised prices and combined with increasing costs of labor, transportation, and other materials during this time frame we feel it is appropriate to pass this price increase on to our customers. We remain committed to providing our customers the highest levels of quality and service evidenced by the more than 20 billion envelopes Williamhouse produced last year. "

American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card which market principally under the following Brand
Names: AMPAD(R), Century(TM), Embassy(R), Evidence(R), Globe-Weis(R), Gold Fibre(TM), Huxley(TM), Karolton(R), Kent(R), Peel & Seel(R), SCM(TM),
Williamhouse(TM)  and  World  Fibre(TM).  Company  revenues  in 1997  were  $687 million.

This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.


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